                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            August 2, 2007
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-13403                  84-1032638
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

   4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri        64116
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          (Address of principal executive offices)               (Zip Code)

   Registrant's telephone number, including area code          (816) 584-5000
                                                      --------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On August 2, 2007,  American Italian Pasta Company (the "Company") issued a press release providing  certain  liquidity  information as of June 29, 2007 and revenue  information  for the nine months ended June 29, 2007. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of
           Certain Officers.

     On August 2, 2007,  Raymond Silcock resigned from the Board of Directors of the Company,  effective immediately.  The press release issued on August 2, 2007 announcing this  resignation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01  Other Events.

     The press release also discussed durum wheat market conditions and provided an update on the restatement process.

Item 9.01  Financial Statements and Exhibits.

          (d)  Exhibits.

           99.1    Press release dated August 2, 2007.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  August 7, 2007             AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/  Paul R. Geist
                                          --------------------------------------
                                            Paul R. Geist
                                            Vice President and Corporate
                                            Controller

                                  EXHIBIT INDEX

Exhibit Number             Description

    99.1                   Press release dated August 2, 2007.